Income tax	6 Months Ended
Jun. 30, 2026
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
The Group’s effective tax rate for the six months ended 30 June 2026 was (0.02)%, representing a tax expense on a pre-tax loss and for the six months ended 30 June 2025 the effective tax rate was (37.95)%, representing a tax benefit on pre-tax profit. The effective tax rate for both periods is mainly influenced by the fair value adjustments of the derivative financial liabilities (refer to Note 20) which are not tax effected, non-deductible interest and losses incurred in Luxembourg for which no deferred tax asset is recognized and other permanent differences. The tax charge and tax benefit in the respective periods are primarily driven by operational results in Iceland with the effective tax rate for both periods being significantly effected by foreign exchange currency impact arising from the weakening of the Icelandic krona against the U.S. dollar which decreases the U.S. dollar value of tax loss carryforwards denominated in Icelandic krona.

Deferred tax assets have been recognized in relation to ordinary timing differences arising from amortization, depreciation, reserves, employee benefits and tax losses carried forward in the Group. The deferred tax asset on tax losses as of 30 June 2026 amounts to accumulated tax losses arising in Iceland, that management considers probable to be offset against future forecasted profit associated with product, license and other revenue. No deferred tax asset is recognized on tax losses arising in Luxembourg as their recoverability is unlikely to be realized.

As of 30 June 2026, the Group had $192.8 million in deferred tax assets and $192.2 million as of 31 December 2025.